UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5603

Name of Fund: Merrill Lynch World Income Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        World Income Fund, Inc.

Annual Report
December 31, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch World Income Fund, Inc.

Portfolio Information as of December 31, 2003 (unaudited)

                                                                     Percent of
Quality Ratings by                                                   Long-Term
Standard & Poor's                                                   Investments
--------------------------------------------------------------------------------
AAA ....................................................               23.39%
AA .....................................................                0.80
A ......................................................                1.56
BBB ....................................................                6.98
BB .....................................................               19.40
B ......................................................               27.87
CCC ....................................................               14.17
CC .....................................................                0.59
C ......................................................                0.71
D ......................................................                3.87
NR (Not Rated) .........................................                0.66
--------------------------------------------------------------------------------

                                                                     Percent of
Ten Largest Countries                                                Net Assets
--------------------------------------------------------------------------------
United States ...........................................              33.5%
Brazil ..................................................               8.1
Turkey ..................................................               6.4
Germany .................................................               6.0
United Kingdom ..........................................               4.7
Russia ..................................................               4.1
Mexico ..................................................               3.2
Norway ..................................................               3.2
Australia ...............................................               3.1
Canada ..................................................               3.0
--------------------------------------------------------------------------------

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2         MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

A Letter From the President

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. Amid the good economic news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

Throughout 2003, the Federal Reserve Board remained focused on averting deflation and ensuring a sustained economic recovery. This translated into an uninterrupted easing monetary policy and the lowest interest rates in decades. The Federal Funds rate, which opened the year at 1.25%, ended it at 1% -- the lowest level since 1958.

For fixed income investors, the markets seemed to reward those who were willing to accept the greatest risk. The high yield sector, supported by improving corporate earnings, posted the best results for the year with the Credit Suisse First Boston High Yield Index providing a total return of +27.94% for the 12 months ended December 31, 2003. These results were comparable to the impressive performance of equity markets this year, with the Standard & Poor's 500 Index returning +28.68%. In other areas of fixed income, investment grade corporate bonds, as measured by the unmanaged Merrill Lynch U.S. Corporate Master Index, returned +8.31%, and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned +2.26% for the year. In global fixed income markets, the J.P. Morgan Global Government Bond Index posted a one-year return of +15.06%.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003            3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The Fund significantly outperformed its benchmarks and its comparable Lipper category average for the year, bolstered by strong performance in high yield, emerging market and non-dollar-denominated government debt instruments.

How did the Fund perform during the period in light of the existing market conditions?

For the 12-month period ended December 31, 2003, Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +35.82%, +35.10%, +35.07% and +36.10%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The Fund significantly outperformed the unmanaged benchmark J.P. Morgan Global Government Bond Broad Index, which returned +15.06% for the same period. The Fund recently changed its benchmark from the Merrill Lynch U.S. Treasury/Agency 1 - 10 Years Index to the J.P. Morgan Global Government Bond Index. We believe the adoption of this new benchmark provides for a better comparison relative to the Fund's investment objectives.

The Fund also outperformed its peers for the year, in most cases by significant margins. For the 12-month period ended December 31, 2003, the Lipper Global Income Funds category had an average return of +13.49%. (Funds in this Lipper category invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.) The Fund's substantial outperformance of the Lipper average is attributed to the fact that we approach risk differently than most other funds in the same category. Only two other areas provided returns close to those offered by the Fund -- high yield bonds and emerging markets, which together represent the majority of the Fund's holdings during the period.

Overall, the impressive absolute and relative performance for the period stems from three strategic insights we had in 2003. First, we felt that emerging markets would continue to strengthen, and they did. Second, we felt that high yield performance still had a long way to go, which it did. Third, we felt that U.S. dollar weakness would enhance the performance of non-dollar-denominated investment-grade sovereigns (government debt instruments). In fact, not only did those non-dollar-denominated investment grade sovereigns appreciate because of currency issues, but the bonds themselves rallied as well. Consequently, the Fund benefited from appreciation in high yield bonds, emerging markets and high-grade sovereigns, which we increasingly added to the portfolio throughout the year.

Our stance against the U.S. dollar worked out well during the year, and particularly helped the Fund outperform competitor funds, many of which hedge their investments back to U.S. dollars. The Fund's largest positions were in euro-denominated investments, although we took advantage of opportunities in ten currencies in all.

What changes were made to the portfolio during the period?

At the start of 2003, the portfolio was divided between two types of issues -- high yield bonds and emerging market bonds (including emerging market corporates and sovereigns). For a time at the beginning of the year, we maintained an emphasis on these markets, which had experienced a significant rebound. High yield and emerging markets had rallied since October 10, 2002, and we benefited from the full cycle of that dramatic upturn.

We changed our strategy as the year progressed based on our view that the U.S. dollar would be weak throughout the year. The Fund's mandate gives us the flexibility to invest in foreign currencies; in fact, it stipulates that portfolio investments ordinarily will be denominated in at least three currencies. We gradually moved the portfolio in this direction, and by the end of the year, the portfolio was more than 40% invested in non-dollar obligations. It was a dramatic redesign of what we had been doing, and involved looking at the portfolio from a new, global macro viewpoint. The new investments comprised high-grade sovereigns -- including those of Germany, Norway and Sweden -- and select high yield, non-dollar-denominated corporate issues. Along with the addition of significant positions in high-grade sovereigns, we also started using foreign exchange forwards. This involves the buying or selling of a currency at a fixed rate on a specified future date to lock in the desired exchange rate and eliminate the risk of future volatility.


4         MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

At the end of the period, the portfolio was decidedly more conservative than it was a year prior. This reflected our moving out of riskier classes and into a core of high-grade sovereign issues with reasonable durations. The average maturity of the Fund at year end was 3.7 years. It is important to note that, had we stayed solely in high yield and emerging markets, the Fund still would have performed well. However, by introducing the high-grade component, we had a much higher quality portfolio that still outperformed.

How would you characterize the portfolio's position at the close of the period?

At December 31, 2003, the portfolio comprised one-third high yield bonds, one-third emerging market bonds and one-third high-grade sovereigns (primarily AAA-rated sovereigns). We ended the year with 43% of the portfolio in non-dollar-denominated obligations.

Looking ahead, we expect further weakness from the U.S. dollar, although it will likely experience periods of extreme volatility during the year, perhaps falling as low as 1.40 against the euro. As such, we are maintaining the Fund's position in non-dollar obligations, but are mindful that we must remain nimble with regard to the dollar. In the near-term, we expect to maintain our non-dollar positions until such time as we believe the dollar is more fairly valued (when foreign currencies have peaked in relation to the dollar). At that point, we anticipate increasing our weighing in dollar-denominated obligations.

Furthermore, we believe short-term interest rates will probably remain in a historically low range, thereby contributing to a lower dollar. This means many other currencies will appear very attractive, and investors may look outside the United States for opportunities. If the Federal Reserve Board continues to foster low short-term interest rates and U.S. interest rates remain low, such a scenario may put pressure on other major countries to lower their short-term interest rates, possibly moving foreign bond markets as well. This could present opportunities for the Fund, which is positioned to benefit from globally declining interest rates. Finally, given that both the high yield market and emerging markets have rallied strongly this year, we anticipate looking to take profits in these areas.

Merrill Lynch World Income Fund, Inc. is an internationally diversified portfolio that has generated attractive returns. During the past year, we did a great deal of global macro analysis. Through this increasingly global, consistent investment process, we were effectively able to exercise more of the Fund's mandate and uncover new, profitable opportunities. Going forward, we intend to continue taking this approach in order to position the portfolio to take advantage of opportunities in whichever markets they may be found.

B. Daniel Evans
Vice President and Co-Portfolio Manager

Aldo Roldan
Vice President and Co-Portfolio Manager

January 27, 2004


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003            5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher that the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                       10-Year/
                                                        6-Month        12-Month     Since Inception    Standardized
As of December 31, 2003                              Total Return    Total Return    Total Return      30-Day Yield
===================================================================================================================
ML World Income Fund, Inc. Class A Shares*              +12.18%         +35.82%         + 58.88%           5.90%
-------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares*              +11.88          +35.10          + 45.89            5.62
-------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares*              +11.87          +35.07          + 50.88            5.59
-------------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class I Shares*              +12.50          +36.10          + 57.86            6.14
-------------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Broad Index**        + 7.05          +15.06      + 96.01/+91.16           --
-------------------------------------------------------------------------------------------------------------------
ML U.S. Treasury/Agency 1-10 Years Index***             - 0.23          + 2.29      + 84.49/+87.52           --
-------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.

** This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency. Ten-year/since inception total returns are for 10 years and from 10/21/94.

*** This unmanaged Index is comprised of intermediate-term government bonds maturing in one to ten years. Ten-year/since inception total returns are for 10 years and from 10/21/94.


6         MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the ML U.S. Treasury/Agency 1-10 Years Index and the J.P. Morgan Global Government Bond Broad Index. Values are from October 21, 1994 to December 2003.

                                 10/21/94**  12/94      12/95      12/96      12/97      12/98
ML World Income Fund, Inc.+--
Class A Shares*                  $ 9,600    $ 9,496    $10,926    $12,108    $12,820    $ 9,775

ML World Income Fund, Inc.+--
Class C Shares*                  $10,000    $ 9,880    $11,300    $12,452    $13,110    $ 9,949

                                  12/99      12/00      12/01      12/02      12/03
ML World Income Fund, Inc.+--
Class A Shares*                  $10,934    $11,019    $11,587    $11,230    $15,252

ML World Income Fund, Inc.+--
Class C Shares*                  $11,048    $11,068    $11,572    $11,171    $15,088

                                 10/31/94**  12/94      12/95      12/96      12/97      12/98
J.P. Morgan Global
Government Bond Broad Index++    $10,000    $ 9,883    $11,806    $12,319    $12,492    $14,376

ML U.S. Treasury/Agency
1-10 Years Index+++              $10,000    $10,001    $11,456    $11,913    $12,839    $13,932

                                  12/99      12/00      12/01      12/02      12/03
 J.P. Morgan Global
Government Bond Broad Index++    $13,647    $13,960    $13,839    $16,614    $19,116

ML U.S. Treasury/Agency
1-10 Years Index+++              $14,014    $15,468    $16,757    $18,332    $18,752

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML World Income Fund, Inc. invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.
++ This unmanaged index measures the performance of leading government bond markets based on total return in U.S. currency.
+++ This unmanaged Index is comprised of intermediate-term government bonds maturing in one to ten years.

      Past performance is not predictive of future results.

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/03                            +35.82%           +30.38%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03                          + 9.30            + 8.42
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/03                                   + 5.16            + 4.70
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                 % Return            % Return
                                                Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/03                            +35.07%           +34.07%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03                          + 8.68            + 8.68
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/03                                   + 4.58            + 4.58
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003            7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class B & Class I Shares compared to growth of an investment in the ML U.S. Treasury/Agency 1-10 Years Index and the J.P. Morgan Global Government Bond Broad Index. Values are from December 1993 to December 2003.

                                  12/93      12/94      12/95      12/96      12/97
ML World Income Fund, Inc.+--
Class B Shares*                  $10,000    $ 9,510    $10,900    $12,016    $12,658

ML World Income Fund, Inc.+--
Class I Shares*                  $ 9,600    $ 9,211    $10,625    $11,803    $12,528

J.P. Morgan Global
Government Bond Broad Index++    $10,000    $10,134    $12,106    $12,632    $12,809

ML U.S. Treasury/Agency
1-10 Years Index+++              $10,000    $ 9,839    $11,271    $11,721    $12,631

                                  12/98      12/99      12/00      12/01      12/02      12/03
ML World Income Fund, Inc.+--
Class B Shares*                  $ 9,601    $10,683    $10,690    $11,203    $10,799    $14,589

ML World Income Fund, Inc.+--
Class I Shares*                  $ 9,593    $10,739    $10,849    $11,438    $11,135    $15,155

J.P. Morgan Global
Government Bond Broad Index++    $14,741    $13,994    $14,314    $14,191    $17,036    $19,601

ML U.S. Treasury/Agency
1-10 Years Index+++              $13,707    $13,788    $15,218    $16,486    $18,036    $18,449

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML World Income Fund, Inc. invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.
++ This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.
+++ This unmanaged Index is comprised of intermediate-term government bonds maturing in one to ten years.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 % Return            % Return
                                                Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/03                            +35.10%           +31.10%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03                          + 8.73            + 8.44
--------------------------------------------------------------------------------
Ten Years Ended 12/31/03                           + 3.85            + 3.85
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 12/31/03                            +36.10%           +30.65%
--------------------------------------------------------------------------------
Five Years Ended 12/31/03                          + 9.58            + 8.69
--------------------------------------------------------------------------------
Ten Years Ended 12/31/03                           + 4.67            + 4.24
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


8         MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

Schedule of Investments

                                                        Shares                                               Value        Percent of
Latin America   Industry*                                 Held     Common Stocks                       (in U.S. dollars)  Net Assets
====================================================================================================================================
Venezuela       Sovereign Government                     3,000     Venezuela Oil Obligations             $          0         0.0%
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Common Stocks in Latin
                                                                   America                                          0         0.0
====================================================================================================================================
North America                                                      Common Stocks & Other Equity Interests
====================================================================================================================================
United States   Airlines                             1,984,626     US Airways Certificate of
                                                                   Beneficial Interest                        595,388         0.4
                --------------------------------------------------------------------------------------------------------------------
                Cable--International                    73,517   + NTL Europe, Inc.                               735         0.0
                                                        12,758   + NTL Incorporated                           889,871         0.5
                                                                                                         ------------------------
                                                                                                              890,606         0.5
                --------------------------------------------------------------------------------------------------------------------
                Consumer--Products                      16,083   + WKI Holding Co. Inc.                       160,830         0.1
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Common Stocks & Other Equity
                                                                   Interests in North America               1,646,824         1.0
                ====================================================================================================================
                                                                   Total Common Stocks & Other Equity
                                                                   Interests (Cost--$2,207,337)             1,646,824         1.0
                ====================================================================================================================

Europe                                             Face Amount     Fixed Income Investments
====================================================================================================================================
Denmark         Government--Foreign        DKK       6,000,000     Kingdom of Denmark, 4% due
                                                                   11/15/2004                               1,030,088         0.6
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Denmark                                  1,030,088         0.6
====================================================================================================================================
Germany         Government--Foreign        (euro)    2,500,000     Bundesobligation Deutschland, 3%
                                                                   due 4/11/2008                            3,100,665         2.0
                                                     3,000,000     Bundesrepublic Deutschland, 4.50%
                                                                   due 1/04/2013                            3,861,651         2.4
                                                     2,000,000     Bundesschatzanweisungen, 2% due
                                                                   6/17/2005                                2,509,429         1.6
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Germany                                  9,471,745         6.0
====================================================================================================================================
Greece          Government--Foreign                  1,000,000     Hellenic Republic, 6.30% due
                                                                   1/29/2009                                1,411,623         0.9
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Greece                                   1,411,623         0.9
====================================================================================================================================
Ireland         Paper                                1,000,000     MDP Acquisitions, 10.125% due
                                                                   10/01/2012                               1,419,019         0.9
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Ireland                                  1,419,019         0.9
====================================================================================================================================
Luxembourg      Manufacturing                                      Tyco International Group SA
                                                                   (Convertible):
                                           US$         572,000          2.75% due 1/15/2018                   730,015         0.5
                                                       250,000          2.75% due 1/15/2018 (c)               319,063         0.2
                                                                                                         ------------------------
                                                                                                            1,049,078         0.7
                --------------------------------------------------------------------------------------------------------------------
                Wireless Communication               1,325,000     Millicom International Cellular SA,
                                                                   10% due 12/01/2013 (c)                   1,397,875         0.9
                                                     1,250,000     Mobile Telesystems Finance SA,
                                                                   8.375% due 10/14/2010 (c)                1,275,000         0.8
                                                                                                         ------------------------
                                                                                                            2,672,875         1.7
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Luxembourg                               3,721,953         2.4
====================================================================================================================================
Netherlands     Wireless                               400,000     MobiFon Holdings B.V., 12.50% due
                                                                   7/31/2010                                  462,000         0.3
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   the Netherlands                            462,000         0.3
====================================================================================================================================
Norway          Government--Foreign                                Norwegian Government Bonds:
                                           NOK      13,000,000          5.75% due 11/30/2004                2,012,972         1.3
                                                    18,000,000          6.50% due 5/15/2013                 3,089,121         1.9
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Norway                                   5,102,093         3.2
====================================================================================================================================
Poland          Government--Foreign        PLN       5,000,000     Poland Government Bonds, 5.75% due
                                                                   6/24/2008                                1,286,456         0.8
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Poland                                   1,286,456         0.8
====================================================================================================================================
Russia          Energy--Exploration        US$         500,000     Gazprom OAO, 9.625% due
                Production                                         3/01/2013 (c)                              551,250         0.4
                --------------------------------------------------------------------------------------------------------------------
                Oil--Integrated                      1,000,000     OAO Siberian Oil Company, 10.75%
                                                                   due 1/15/2009                            1,130,000         0.7


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003            9

[LOGO] Merrill Lynch Investment Managers

Europe                                                    Face                                               Value        Percent of
(concluded)     Industry*                               Amount     Fixed Income Investments            (in U.S. dollars)  Net Assets
====================================================================================================================================
Russia          Sovereign Government                               Russian Federation Bonds:
(concluded)     Obligations              US$         2,500,000          8.25% due 3/31/2010              $  2,793,750         1.7%
                                                     1,500,000          (Regulation S), 11% due
                                                                        7/24/2018++                         2,025,000         1.3
                                                                                                         ------------------------
                                                                                                            4,818,750         3.0
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Russia                                   6,500,000         4.1
====================================================================================================================================
Spain           Government--Foreign      (euro)      1,000,000     Spanish Government Bonds, 4.20%
                                                                   due 7/30/2013                            1,253,896         0.8
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Spain                                    1,253,896         0.8
====================================================================================================================================
Sweden          Government--Foreign      SEK        11,900,000     Swedish Government Bonds, 6.50%
                                                                   due 5/05/2008                            1,816,101         1.1
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Sweden                                   1,816,101         1.1
====================================================================================================================================
Turkey          Government--Foreign      TRL 5,638,000,000,000     Turkish Government Bond, 21.98%**
                                                                   due 10/27/2004                           3,309,927         2.1
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government     US$           500,000     Export Credit Bank of Turkey,
                Agency                                             11.50% due 2/25/2005                       540,000         0.3
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government                               Republic of Turkey:
                Obligations              (euro)      1,200,000          9.625% due 8/25/2005                1,619,574         1.0
                                                       750,000          9.875% due 1/24/2008                1,078,455         0.7
                                         US$           300,000          11.50% due 1/23/2012                  381,750         0.2
                                                     2,400,000          11.875% due 1/15/2030               3,252,000         2.1
                                                                                                         ------------------------
                                                                                                            6,331,779         4.0
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Turkey                                  10,181,706         6.4
====================================================================================================================================
Ukraine         Sovereign Government                               Ukraine Government:
                Obligations              (euro)        310,337          10% due 3/15/2007                     419,627         0.3
                                         US$         1,000,000          7.65% due 6/11/2013 (c)             1,040,000         0.6
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   the Ukraine                              1,459,627         0.9
====================================================================================================================================
United Kingdom  Government--Foreign      (pound)     2,000,000     United Kingdom Gilt, 8.50% due
                                                                   12/07/2005                               3,858,281         2.4
                                                     2,000,000     United Kingdom Treasury Note, 5%
                                                                   due 3/07/2012                            3,636,871         2.3
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   the United Kingdom                       7,495,152         4.7
                ====================================================================================================================
                                                                   Total Fixed Income Investments in
                                                                   Europe                                  52,611,459        33.1
                ====================================================================================================================

Latin America
====================================================================================================================================
Argentina       Oil Drilling                                       Pecom Energia SA:
                                         US$           500,000          9% due 5/01/2009                      505,000         0.3
                                                       750,000          8.125% due 7/15/2010 (c)              750,000         0.5
                                                                                                         ------------------------
                                                                                                            1,255,000         0.8
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government                               Republic of Argentina:
                Obligations                          1,000,000          2% due 9/30/2008                      299,341         0.2
                                                     1,950,000          1.162% due 8/03/2012                1,205,593         0.7
                                                                                                         ------------------------
                                                                                                            1,504,934         0.9
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Argentina                                2,759,934         1.7
====================================================================================================================================
Brazil          Broadcasting                                       Globo Comunicacoes e
                                                                   Participacoes, Ltd.:
                                                       450,000          10.50% due 12/20/2006                 200,250         0.1
                                                     1,350,000        + 10.50% due 12/20/2006 (c)             600,750         0.4
                                                                                                         ------------------------
                                                                                                              801,000         0.5
                --------------------------------------------------------------------------------------------------------------------
                Steel                                  800,000     CSN Islands VIII Corp., 9.75% due
                                                                   12/16/2013 (c)                             820,000         0.5
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications                   1,000,000     Empresa Brasileira de Telecom SA,
                                                                   11% due 12/15/2008 (c)                   1,027,500         0.7
                                                       750,000     Tele Norte Leste Participacoes SA,
                                                                   8% due 12/18/2013 (c)                      736,875         0.5
                                                                                                         ------------------------
                                                                                                            1,764,375         1.2


10        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

Latin America                                             Face                                               Value        Percent of
(concluded)     Industry*                               Amount     Fixed Income Investments            (in U.S. dollars)  Net Assets
====================================================================================================================================
Brazil          Sovereign Government                               Republic of Brazil:
(concluded)     Obligations                (euro)    1,250,000          9% due 7/05/2005                 $  1,668,924         1.0%
                                           US$         750,000          9.25% due 10/22/2010                  806,250         0.5
                                           (euro)    2,750,000          9.50% due 1/24/2011                 3,650,822         2.3
                                           US$         500,000          10% due 8/07/2011                     552,500         0.3
                                                       725,000          10.125% due 5/15/2027                 768,500         0.5
                                                     1,240,000          11% due 8/17/2040                   1,364,000         0.9
                                                       584,920          'C', 8% due 4/15/2014++               573,222         0.4
                                                                                                         ------------------------
                                                                                                            9,384,218         5.9
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Brazil                                  12,769,593         8.1
====================================================================================================================================
Colombia        Food & Tobacco                       1,000,000     Bavaria SA, 8.875% due
                                                                   11/01/2010 (c)                           1,025,000         0.7
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government       (euro)      350,000     Republic of Colombia, 11.25% due
                Obligations                                        10/20/2005                                 488,490         0.3
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Colombia                                 1,513,490         1.0
====================================================================================================================================
Ecuador         Sovereign Government       US$       2,050,000     Republic of Ecuador, 7% due
                Obligations                                        8/15/2030 (c)                            1,588,750         1.0
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Ecuador                                  1,588,750         1.0
====================================================================================================================================
Mexico          Energy--Exploration        (euro)      500,000     Pemex Project Funding Master Trust,
                Production                                              7.75% due 8/02/2007                   684,283         0.4
                --------------------------------------------------------------------------------------------------------------------
                Government--Foreign        MXN       9,925,000     Mexican Fixed Rate Bonds, 9% due
                                                                   7/09/2009                                  948,644         0.6
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government       (euro)    2,500,000     United Mexican States, 7.50% due
                Obligations                                        3/08/2010                                3,503,401         2.2
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Mexico                                   5,136,328         3.2
====================================================================================================================================
Venezuela       Financial                  US$         750,000     PDVSA Finance Ltd., 8.50% due
                                                                   11/16/2012                                 727,500         0.5
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government                               Republic of Venezuela:
                Obligations                (euro)      400,000          11.125% due 7/25/2011                 538,092         0.3
                                           US$       1,428,525          DCB, 2.125% due
                                                                        12/18/2007 (b)++                    1,353,527         0.9
                                                     1,285,000          'W-A', 9.25% due 9/15/2027          1,169,350         0.7
                                                                                                         ------------------------
                                                                                                            3,060,969         1.9
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Venezuela                                3,788,469         2.4
                ====================================================================================================================
                                                                   Total Fixed Income Investments in
                                                                   Latin America                           27,556,564        17.4
                ====================================================================================================================

North America
====================================================================================================================================
Bermuda         Cable--International                 1,100,000     NTL Incorporated, 11.20% due
                                                                   11/15/2007                               1,111,000         0.7
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Bermuda                                  1,111,000         0.7
====================================================================================================================================
Canada          Cable--International                   500,000   + Cable Satisfaction International,
                                                                   12.75% due 3/01/2010                       106,250         0.1
                --------------------------------------------------------------------------------------------------------------------
                Forest Products                        250,000     Millar Western Forest Products
                                                                   Ltd., 7.75% due 11/15/2013 (c)             259,375         0.2
                --------------------------------------------------------------------------------------------------------------------
                Government--Foreign                                Canadian Government Bonds:
                                           C$        2,200,000          4.50% due 9/01/2007                 1,751,913         1.1
                                                     2,000,000          5.25% due 6/01/2012                 1,619,377         1.0
                                                                                                         ------------------------
                                                                                                            3,371,290         2.1
                --------------------------------------------------------------------------------------------------------------------
                Paper                      US$       2,000,000   + Doman Industries Limited, 8.75%
                                                                   due 3/15/2004                              340,000         0.2
                --------------------------------------------------------------------------------------------------------------------
                Theme Parks                            625,000     Intrawest Corporation, 7.50% due
                                                                   10/15/2013 (c)                             650,000         0.4
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Canada                                   4,726,915         3.0
====================================================================================================================================


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           11

[LOGO] Merrill Lynch Investment Managers

North America                                             Face                                               Value        Percent of
(continued)     Industry*                               Amount     Fixed Income Investments            (in U.S. dollars)  Net Assets
====================================================================================================================================
United States   Aerospace & Defense        US$         625,000     Hexcel Corporation, 9.75% due
                                                                   1/15/2009                             $    654,687         0.4%
                                                       750,000     Orbital Sciences Corporation, 9%
                                                                   due 7/15/2011                              815,625         0.5
                                                                                                         ------------------------
                                                                                                            1,470,312         0.9
                --------------------------------------------------------------------------------------------------------------------
                Airlines                             1,000,000     American Airlines, 7.80% due
                                                                   10/01/2006                                 903,846         0.6
                                                       209,791     Continental Airlines, Inc., 6.541%
                                                                   due 9/15/2008                              197,079         0.1
                                                     1,075,000     Evergreen International Aviation,
                                                                   12% due 5/15/2010 (c)                      893,594         0.6
                                                                                                         ------------------------
                                                                                                            1,994,519         1.3
                --------------------------------------------------------------------------------------------------------------------
                Automotive                           2,477,590   + Federal-Mogul Corporation, 7.375%
                                                                   due 1/15/2006                              545,070         0.4
                                                     1,000,000     Metaldyne Corporation, 11% due
                                                                   6/15/2012                                  920,000         0.6
                                                       200,000     Tenneco Automotive Inc., 10.25%
                                                                   due 7/15/2013                              227,500         0.1
                                                                                                         ------------------------
                                                                                                            1,692,570         1.1
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                              950,000     HMP Equity Holdings Corporation,
                                                                   15.44%** due 5/15/2008                     579,500         0.4
                                                       475,000     IMC Global Inc., 10.875% due
                                                                   8/01/2013 (c)                              520,125         0.3
                                           (euro)    1,125,000     Nalco Company, 7.75% due 11/15/2011      1,465,138         0.9
                                           US$       1,500,000     Omnova Solutions Inc., 11.25% due
                                                                   6/01/2010 (c)                            1,665,000         1.1
                                                     1,225,000     Polyone Corporation, 10.625% due
                                                                   5/15/2010                                1,225,000         0.8
                                                       165,000     Resolution Performance, 13.50% due
                                                                   11/15/2010                                 143,550         0.1
                                                       600,000     Rockwood Specialties Corporation,
                                                                   10.625% due 5/15/2011 (c)                  669,000         0.4
                                                     1,000,000     Salt Holdings Corporation Inc.,
                                                                   12%** due 6/01/2013 (c)                    690,000         0.4
                                                                                                         ------------------------
                                                                                                            6,957,313         4.4
                --------------------------------------------------------------------------------------------------------------------
                Diversified Media                      325,000     Dex Media, Inc., 8% due
                                                                   11/15/2013 (c)                             341,250         0.2
                                                     2,450,000     Houghton Mifflin Company,
                                                                   11.50%** due 10/15/2013 (c)              1,549,625         1.0
                                                       300,000     PEI Holdings Inc., 11% due
                                                                   3/15/2010                                  348,000         0.2
                                                                                                         ------------------------
                                                                                                            2,238,875         1.4
                --------------------------------------------------------------------------------------------------------------------
                Energy--Other                          850,000     CITGO Petroleum Corporation,
                                                                   11.375% due 2/01/2011                      986,000         0.6
                                                     1,000,000     El Paso Production Holdings,
                                                                   7.75% due 6/01/2013 (c)                    985,000         0.6
                                                     1,000,000     Star Gas Partners, LP, 10.25%
                                                                   due 2/15/2013                            1,090,000         0.7
                                                       950,000     Trico Marine Services, 8.875%
                                                                   due 5/15/2012                              693,500         0.5
                                                                                                         ------------------------
                                                                                                            3,754,500         2.4
                --------------------------------------------------------------------------------------------------------------------
                Financial                              800,000     Crum & Forster Holding Corp.,
                                                                   10.375% due 6/15/2013 (c)                  889,000         0.6
                                                     1,000,000     Leucadia National Corporation,
                                                                   7% due 8/15/2013 (c)                     1,008,750         0.6
                                                                                                         ------------------------
                                                                                                            1,897,750         1.2
                --------------------------------------------------------------------------------------------------------------------
                Food & Tobacco                         675,000     Doane Pet Care Company, 10.75%
                                                                   due 3/01/2010                              698,625         0.4
                                                       800,000     Dole Foods Company, 8.875% due
                                                                   3/15/2011                                  878,000         0.6
                                                     1,225,000     Tabletop Holdings, Inc., 12.30%**
                                                                   due 11/15/2014 (c)                         673,750         0.4
                                                                                                         ------------------------
                                                                                                            2,250,375         1.4
                --------------------------------------------------------------------------------------------------------------------
                Gaming                                 675,000     Majestic Star Casino LLC, 9.50%
                                                                   due 10/15/2010 (c)                         691,875         0.4
                                                       200,000     Poster Financial Group Inc., 8.75%
                                                                   due 12/01/2011 (c)                         211,500         0.1
                                                       400,000     Resorts International Hotel/Casino,
                                                                   11.50% due 3/15/2009                       435,000         0.3
                                                       250,000     River Rock Entertainment Authority,
                                                                   9.75% due 11/01/2011 (c)                   268,750         0.2
                                                     1,650,000     Trump Holdings and Funding, 11.625%
                                                                   due 3/15/2010                            1,579,875         1.0
                                                                                                         ------------------------
                                                                                                            3,187,000         2.0


12        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

North America                                             Face                                               Value        Percent of
(continued)     Industry*                               Amount     Fixed Income Investments            (in U.S. dollars)  Net Assets
====================================================================================================================================
United States   Health Care                US$       1,125,000     Triad Hospitals, Inc., 7% due
(continued)                                                        11/15/2013 (c)                        $  1,133,438         0.7%
                --------------------------------------------------------------------------------------------------------------------
                Leisure                                400,000     Gaylord Entertainment Company,
                                                                   8% due 11/15/2013 (c)                      422,000         0.3
                                                     1,000,000     HMH Properties, Inc., 7.875%
                                                                   due 8/01/2008                            1,040,000         0.6
                                                                                                         ------------------------
                                                                                                            1,462,000         0.9
                --------------------------------------------------------------------------------------------------------------------
                Media--Diversified                   1,000,000     Primedia, Inc., 7.625% due
                                                                   4/01/2008                                1,010,000         0.6
                --------------------------------------------------------------------------------------------------------------------
                Metal--Other                         3,000,000   + Kaiser Aluminum & Chemical Corp.,
                                                                   12.75% due 2/01/2003                       660,000         0.4
                --------------------------------------------------------------------------------------------------------------------
                Packaging                              650,000     Graham Packaging Company, 8.75%
                                                                   due 1/15/2008 (c)                          664,625         0.4
                                                     1,500,000     Owens-Illinois Inc., 7.15% due
                                                                   5/15/2005                                1,550,625         1.0
                                                                   Pliant Corporation:
                                                       775,000          11.125% due 9/01/2009                 837,000         0.5
                                                       175,000          13% due 6/01/2010                     160,125         0.1
                                                       250,000     U.S. Can Corporation, 10.875%
                                                                   due 7/15/2010 (c)                          261,563         0.2
                                                                                                         ------------------------
                                                                                                            3,473,938         2.2
                --------------------------------------------------------------------------------------------------------------------
                Paper                                1,000,000     Georgia-Pacific Corporation, 9.375%
                                                                   due 2/01/2013                            1,150,000         0.7
                --------------------------------------------------------------------------------------------------------------------
                Services                             1,000,000     Allied Waste North America, 10%
                                                                   due 8/01/2009                            1,080,000         0.7
                                                       250,000     NationsRent, Inc., 9.50% due
                                                                   10/15/2010 (c)                             268,750         0.2
                                                     1,650,000     Protection One Alarm Monitoring,
                                                                   8.125% due 1/15/2009                     1,138,500         0.7
                                                       400,000     The Shaw Group Inc., 10.75% due
                                                                   3/15/2010 (c)                              424,000         0.2
                                                     1,125,000     United Rentals North America Inc.,
                                                                   7.75% due 11/15/2013 (c)                 1,148,906         0.7
                                                       250,000     Williams Scotsman, Inc., 10% due
                                                                   8/15/2008                                  274,063         0.2
                                                                                                         ------------------------
                                                                                                            4,334,219         2.7
                --------------------------------------------------------------------------------------------------------------------
                Steel                                  175,000     Gerdau Ameristeel Corporation,
                                                                   10.375% due 7/15/2011 (c)                  193,375         0.1
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications                     450,000     Qwest Services Corporation,
                                                                   13.50% due 12/15/2010 (c)                  546,750         0.3
                                                       775,000     US West Capital Funding, 6.25% due
                                                                   7/15/2005                                  782,750         0.5
                                                                                                         ------------------------
                                                                                                            1,329,500         0.8
                --------------------------------------------------------------------------------------------------------------------
                Tobacco                              1,075,000     Commonwealth Brands, Inc.,
                                                                   10.625% due 9/01/2008 (c)                1,182,500         0.8
                --------------------------------------------------------------------------------------------------------------------
                Transportation                         675,000     Laidlaw International Inc., 10.75%
                                                                   due 6/15/2011 (c)                          762,750         0.5
                                                       250,000     OMI Corporation, 7.625% due
                                                                   12/01/2013 (c)                             252,187         0.2
                                                                                                         ------------------------
                                                                                                            1,014,937         0.7
                --------------------------------------------------------------------------------------------------------------------
                Utility                                575,000     Calpine Corporation, 9.875% due
                                                                   12/01/2011 (c)                             590,812         0.4
                                                       400,000     MSW Energy Finance Co. II, Inc.,
                                                                   7.375% due 9/01/2010 (c)                   418,000         0.3
                                                       625,000     Mission Energy Holdings, 13.50%
                                                                   due 7/15/2008                              612,500         0.4
                                                       525,000     NRG Energy, Inc., 8% due
                                                                   12/15/2013 (c)                             551,906         0.3
                                                       350,000     The Williams Companies, Inc.,
                                                                   8.625% due 6/01/2010                       392,875         0.2
                                                                                                         ------------------------
                                                                                                            2,566,093         1.6
                --------------------------------------------------------------------------------------------------------------------
                Wireless Communication                 575,000     American Tower Corporation,
                                                                   9.375% due 2/01/2009                       612,375         0.4
                                                       225,000     American Tower Escrow, 14.887%**
                                                                   due 8/01/2008                              155,250         0.1
                                                       450,000     Centennial Communications Corp.,
                                                                   10.125% due 6/15/2013                      493,875         0.3
                                                       250,000     Dobson Communications Corporation,
                                                                   8.875% due 10/01/2013 (c)                  253,125         0.1
                                                       275,000     SBA Communications Corporation,
                                                                   10.25% due 2/01/2009                       270,188         0.2
                                                       375,000     SBA Telecommunications Inc./SBA
                                                                   Communications Corp., 9.75%**
                                                                   due 12/15/2011 (c)                         264,375         0.2


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           13

[LOGO] Merrill Lynch Investment Managers

North America                                             Face                                               Value        Percent of
(concluded)     Industry*                               Amount     Fixed Income Investments            (in U.S. dollars)  Net Assets
====================================================================================================================================
United States   Wireless Communication     US$         350,000     Spectrasite, Inc., 8.25% due
(concluded)     (concluded)                                        5/15/2010                             $    373,625         0.2%
                                                       700,000     Western Wireless Corporation,
                                                                   9.25% due 7/15/2013                        738,500         0.5
                                                                                                         ------------------------
                                                                                                            3,161,313         2.0
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   the United States                       48,114,527        30.7
                ====================================================================================================================
                                                                   Total Fixed Income Investments in
                                                                   North America                           53,952,442        34.0
                ====================================================================================================================

Pacific
Basin/Asia
====================================================================================================================================
Australia       Government--Foreign                                Australian Government Bonds:
                                           A$        4,750,000          7.50% due 7/15/2005                 3,692,485         2.4
                                                     1,425,000          6.50% due 5/15/2013                 1,141,582         0.7
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Australia                                4,834,067         3.1
====================================================================================================================================
Hong Kong       Diversified                US$       1,000,000     Hutchison Whampoa International
                                                                   Ltd., 7.45% due 11/24/2033 (c)           1,041,522         0.6
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications                     250,000     PCCW-HKTC Capital Ltd., 7.75% due
                                                                   11/15/2011                                 291,210         0.2
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Hong Kong                                1,332,732         0.8
====================================================================================================================================
Indonesia       Diversified                            500,000     Freeport-McMoran Copper and Gold,
                                                                   10.125% due 2/01/2010                      576,250         0.4
                --------------------------------------------------------------------------------------------------------------------
                Paper                                1,000,000   + Indah Kiat Finance Mauritius, 10%
                                                                   due 7/01/2007                              405,000         0.2
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Indonesia                                  981,250         0.6
====================================================================================================================================
New Zealand     Government--Foreign                                New Zealand Government Bonds:
                                           NZ$       1,500,000          8% due 4/15/2004                      992,655         0.6
                                                     2,000,000          8% due 11/15/2006                   1,391,448         0.9
                                                     2,375,000          6.50% due 4/15/2013                 1,620,222         1.0
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   New Zealand                              4,004,325         2.5
====================================================================================================================================
Philippines     Sovereign Government                               Republic of the Philippines:
                Obligations                US$         500,000          8.875% due 4/15/2008                  538,750         0.3
                                                       500,000          9.875% due 1/15/2019                  528,750         0.3
                                                       525,000          10.625% due 3/16/2025                 584,063         0.4
                                                                                                         ------------------------
                                                                                                            1,651,563         1.0
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications                     700,000     Globe Telecom, 9.75% due 4/15/2012         770,000         0.5
                                                       985,000     Philippine Long Distance Telephone,
                                                                   9.25% due 6/30/2006                      1,042,869         0.7
                                                                                                         ------------------------
                                                                                                            1,812,869         1.2
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   the Philippines                          3,464,432         2.2
====================================================================================================================================
South Korea     Electronic Components                  250,000     Hynix Semiconductor Manufacturing
                                                                   America, Inc., 8.625% due 5/15/2007        229,855         0.1
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   South Korea                                229,855         0.1
====================================================================================================================================
Thailand        Financial                              500,000     Thai Farmers Bank, 8.25% due
                                                                   8/21/2016                                  559,370         0.4
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Fixed Income Investments in
                                                                   Thailand                                   559,370         0.4
                ====================================================================================================================
                                                                   Total Fixed Income Investments in
                                                                   the Pacific Basin/Asia                  15,406,031         9.7
                ====================================================================================================================
                                                                   Total Fixed Income Investments
                                                                   (Cost--$144,778,432)                   149,526,496        94.2
                ====================================================================================================================


14        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

Schedule of Investments (concluded)

                                                        Shares                                               Value        Percent of
North America                                             Held     Preferred Stocks                    (in U.S. dollars)  Net Assets
====================================================================================================================================
United States   Automotive                              40,000     General Motors Corporation
                                                                  (Convertible)                          $  1,292,000         0.8%
                --------------------------------------------------------------------------------------------------------------------
                Cable--International                    30,292     NTL Europe, Inc.                           242,336         0.2
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Preferred Stock Investments
                                                                   (Cost--$2,106,047)                       1,534,336         1.0
                ====================================================================================================================

                                                          Face
                                                        Amount     Trust Preferred
====================================================================================================================================
United States   Utility                    US$       1,240,000     Citizens Utilities Trust, 5% due
                                                                   1/15/2036                                1,254,186         0.8
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Trust Preferred Investments
                                                                   (Cost--$1,248,606)                       1,254,186         0.8
                ====================================================================================================================

                                                        Shares
                                                          Held     Warrant (d)
====================================================================================================================================
United States   Wireless Communication                     225     American Tower Corporation                  28,125         0.0
                --------------------------------------------------------------------------------------------------------------------
                                                                   Total Warrant Investments
                                                                   (Cost--$14,638)                             28,125         0.0
====================================================================================================================================
                Total Investments (Cost--$150,355,060)                                                    153,989,967        97.0

                Unrealized Appreciation on Forward Foreign Exchange Contracts***                              322,881         0.2

                Other Assets Less Liabilities                                                               4,381,311         2.8
                                                                                                         ------------------------
                Net Assets (a)                                                                           $158,694,159       100.0%
                                                                                                         ========================

+     Non-income producing security.
++ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Forward foreign exchange contracts as of December 31, 2003 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign                         Settlement                   Appreciation
      Currency Purchased                 Date                     (Depreciation)
      --------------------------------------------------------------------------
      HUF     218,600,000               March 2004                    $  28,679
      KRW   1,794,750,000                 May 2004                      (10,943)
      MXN          60,250             October 2004                           43
      SEK      34,070,000                June 2004                       22,303
      (Y)   1,090,712,500           September 2004                      282,799
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net
      (US$ Commitment--$13,505,098)                                   $ 322,881
                                                                      =========

(a) Investment in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                    Net                Interest
      Affiliate                                   Activity              Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                      $(7,112,196)            $28,809
      --------------------------------------------------------------------------

(b)   Floating rate note.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

      See Notes to Financial Statements.


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           15

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of December 31, 2003
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$150,355,060) .......                     $ 153,989,967
                       Foreign cash (cost--$1,287,436) .............................                         1,322,432
                       Unrealized appreciation on forward foreign exchange contracts                           338,473
                       Receivables:
                          Interest .................................................    $   3,812,194
                          Securities sold ..........................................        1,516,367
                          Capital shares sold ......................................          338,385
                          Forward foreign exchange contracts .......................           72,831
                          Dividends ................................................           37,771        5,777,548
                                                                                        -------------
                       Prepaid registration fees and other assets ..................                            95,369
                                                                                                         -------------
                       Total assets ................................................                       161,523,789
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward foreign exchange contracts                            15,592
                       Payables:
                          Custodian bank ...........................................        1,665,682
                          Dividends to shareholders ................................          624,506
                          Capital shares redeemed ..................................          163,370
                          Forward foreign exchange contracts .......................           85,169
                          Other affiliates .........................................           51,904
                          Distributor ..............................................           40,262
                          Investment adviser .......................................           10,355        2,641,248
                                                                                        -------------
                       Accrued expenses and other liabilities ......................                           172,790
                                                                                                         -------------
                       Total liabilities ...........................................                         2,829,630
                                                                                                         -------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Net assets ..................................................                     $ 158,694,159
                                                                                                         =============
======================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value,
                         1,000,000,000 shares authorized ...........................                     $   1,162,573
                       Class B Shares of Common Stock, $.10 par value,
                         1,000,000,000 shares authorized ...........................                           517,873
                       Class C Shares of Common Stock, $.10 par value,
                         1,000,000,000 shares authorized ...........................                           114,034
                       Class I Shares of Common Stock, $.10 par value,
                         1,000,000,000 shares authorized ...........................                           818,673
                       Paid-in capital in excess of par ............................                       354,899,836
                       Undistributed investment income--net ........................    $   3,585,677
                       Accumulated realized capital losses on investments and
                         foreign currency transactions--net ........................     (206,560,883)
                       Unrealized appreciation on investments and foreign
                         currency transactions--net ................................        4,156,376
                                                                                        -------------
                       Total accumulated losses--net ...............................                      (198,818,830)
                                                                                                         -------------
                       Net Assets ..................................................                     $ 158,694,159
                                                                                                         =============
======================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $70,595,349 and
                         11,625,727 shares outstanding .............................                     $        6.07
                                                                                                         =============
                       Class B--Based on net assets of $31,442,718 and
                         5,178,729 shares outstanding ..............................                     $        6.07
                                                                                                         =============
                       Class C--Based on net assets of $6,918,970 and
                         1,140,339 shares outstanding ..............................                     $        6.07
                                                                                                         =============
                       Class I--Based on net assets of $49,737,122 and
                         8,186,734 shares outstanding ..............................                     $        6.08
                                                                                                         =============

      See Notes to Financial Statements


16        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

Statement of Operations

For the Year Ended December 31, 2003
==========================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------
                       Interest (net of $3,370 foreign withholding tax) ...............                     $   12,234,034
                       Dividends ......................................................                            173,222
                       Other income ...................................................                             82,005
                                                                                                            --------------
                       Total income ...................................................                         12,489,261
                                                                                                            --------------
==========================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .......................................    $    838,854
                       Account maintenance and distribution fees--Class B .............         283,194
                       Reorganization expenses ........................................         152,291
                       Account maintenance fees--Class A ..............................         138,363
                       Transfer agent fees--Class A ...................................         123,120
                       Accounting services ............................................          98,640
                       Transfer agent fees--Class B ...................................          96,543
                       Transfer agent fees--Class I ...................................          94,351
                       Professional fees ..............................................          84,057
                       Printing and shareholder reports ...............................          62,641
                       Registration fees ..............................................          60,351
                       Custodian fees .................................................          39,258
                       Account maintenance and distribution fees--Class C .............          34,104
                       Directors' fees and expenses ...................................          15,919
                       Pricing fees ...................................................          13,607
                       Transfer agent fees--Class C ...................................          10,173
                       Other ..........................................................          21,356
                                                                                           ------------
                       Total expenses .................................................                          2,166,822
                                                                                                            --------------
                       Investment income--net .........................................                         10,322,439
                                                                                                            --------------
==========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
--------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) from:
                          Investments--net (net of $14,142 in foreign capital gain tax)      (1,029,746)
                          Foreign currency transactions--net ..........................       1,549,259            519,513
                                                                                           ------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ............................................      31,523,435
                          Foreign currency transactions--net ..........................         453,353         31,976,788
                                                                                           -------------------------------
                       Total realized and unrealized gain on investments and
                         foreign currency transactions--net ...........................                         32,496,301
                                                                                                            --------------
                       Net Increase in Net Assets Resulting from Operations ...........                     $   42,818,740
                                                                                                            ==============

      See Notes to Financial Statements


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           17

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                           For the Year Ended
                                                                                              December 31,
                                                                                     -------------------------------
Increase (Decrease) in Net Assets:                                                        2003             2002
====================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................    $  10,322,439     $   8,800,503
                       Realized gain (loss) on investments and foreign
                         currency transactions--net .............................          519,513        (6,297,371)
                       Change in unrealized appreciation/depreciation on
                         investments and foreign currency transactions--net .....       31,976,788        (7,607,406)
                                                                                     -------------------------------
                       Net increase (decrease) in net assets resulting from
                         operations .............................................       42,818,740        (5,104,274)
                                                                                     -------------------------------
====================================================================================================================
Dividends to Shareholders
--------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ...............................................       (4,378,434)       (2,597,464)
                          Class B ...............................................       (2,875,153)       (4,485,637)
                          Class C ...............................................         (306,034)         (150,603)
                          Class I ...............................................       (3,489,224)       (2,400,174)
                                                                                     -------------------------------
                       Net decrease in net assets resulting from dividends to
                         shareholders ...........................................      (11,048,845)       (9,633,878)
                                                                                     -------------------------------
====================================================================================================================
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from capital
                         share transactions .....................................       26,030,984       (24,041,806)
                                                                                     -------------------------------
====================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ..................       57,800,879       (38,779,958)
                       Beginning of year ........................................      100,893,280       139,673,238
                                                                                     -------------------------------
                       End of year* .............................................    $ 158,694,159     $ 100,893,280
                                                                                     ===============================
                          * Undistributed investment income--net ................    $   3,585,677     $   1,647,197
                                                                                     ===============================

      See Notes to Financial Statements


18        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

Financial Highlights

                                                                                               Class A@
The following per share data and ratios have been derived             -------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended December 31,
                                                                      -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2003        2002         2001         2000        1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ........    $   4.84    $   5.46    $     5.76    $     6.29   $     6.13
                                                                      -------------------------------------------------------------
                       Investment income--net ....................         .41+        .47+          .60           .58          .53
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net .......................        1.26        (.65)         (.31)         (.53)         .16
                                                                      -------------------------------------------------------------
                       Total from investment operations ..........        1.67        (.18)          .29           .05          .69
                                                                      -------------------------------------------------------------
                       Less dividends:
                          Investment income--net .................        (.44)       (.44)         (.59)         (.58)        (.27)
                          Return of capital--net .................          --          --            --            --         (.26)
                                                                      -------------------------------------------------------------
                       Total dividends ...........................        (.44)       (.44)         (.59)         (.58)        (.53)
                                                                      -------------------------------------------------------------
                       Net asset value, end of year ..............    $   6.07    $   4.84    $     5.46    $     5.76   $     6.29
                                                                      =============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........       35.82%      (3.08%)        5.16%          .77%       11.86%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses        1.36%       1.48%         1.40%         1.18%        1.18%
                                                                      =============================================================
                       Expenses ..................................        1.47%       1.48%         1.40%         1.18%        1.18%
                                                                      =============================================================
                       Investment income--net ....................        7.40%       9.43%        10.56%         9.60%        8.66%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ....    $ 70,595    $ 42,319    $   12,394    $    7,291   $    6,391
                                                                      =============================================================
                       Portfolio turnover ........................      172.53%      69.77%        75.02%        74.56%       37.04%
                                                                      =============================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           19

[LOGO] Merrill Lynch Investment Managers

                                                                                                 Class B
The following per share data and ratios have been derived             -------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended December 31,
                                                                      -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2003          2002         2001        2000          1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ........    $   4.84     $   5.46     $   5.75     $   6.29      $   6.13
                                                                      -------------------------------------------------------------
                       Investment income--net ....................         .39+         .34+         .57          .55           .49
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net .......................        1.25         (.55)        (.30)        (.54)          .16
                                                                      -------------------------------------------------------------
                       Total from investment operations ..........        1.64         (.21)         .27          .01           .65
                                                                      -------------------------------------------------------------
                       Less dividends:
                          Investment income--net .................        (.41)        (.41)        (.56)        (.55)         (.25)
                          Return of capital--net .................          --           --           --           --          (.24)
                                                                      -------------------------------------------------------------
                       Total dividends ...........................        (.41)        (.41)        (.56)        (.55)         (.49)
                                                                      -------------------------------------------------------------
                       Net asset value, end of year ..............    $   6.07     $   4.84     $   5.46     $   5.75      $   6.29
                                                                      =============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........       35.10%       (3.60%)       4.79%         .07%        11.27%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses        1.89%        1.99%        1.91%        1.71%         1.71%
                                                                      =============================================================
                       Expenses ..................................        2.00%        1.99%        1.91%        1.71%         1.71%
                                                                      =============================================================
                       Investment income--net ....................        7.11%        6.66%       10.00%        8.98%         8.12%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ....    $ 31,443     $ 32,551     $ 93,422     $122,767      $189,572
                                                                      =============================================================
                       Portfolio turnover ........................      172.53%       69.77%       75.02%       74.56%        37.04%
                                                                      =============================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


20        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

                                                                                                Class C
The following per share data and ratios have been derived             -------------------------------------------------------------
from information provided in the financial statements.                                For the Year Ended December 31,
                                                                      -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2003        2002         2001         2000         1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ........    $  4.84      $  5.45      $  5.75      $  6.28      $    6.13
                                                                      -------------------------------------------------------------
                       Investment income--net ....................        .38+         .37+         .57          .55            .49
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net .......................       1.26         (.57)        (.31)        (.53)           .15
                                                                      -------------------------------------------------------------
                       Total from investment operations ..........       1.64         (.20)         .26          .02            .64
                                                                      -------------------------------------------------------------
                       Less dividends:
                          Investment income--net .................       (.41)        (.41)        (.56)        (.55)          (.25)
                          Return of capital--net .................         --           --           --           --           (.24)
                                                                      -------------------------------------------------------------
                       Total dividends ...........................       (.41)        (.41)        (.56)        (.55)          (.49)
                                                                      -------------------------------------------------------------
                       Net asset value, end of year ..............    $  6.07      $  4.84      $  5.45      $  5.75      $    6.28
                                                                      =============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........      35.07%       (3.46%)       4.55%         .18%         11.04%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses       1.92%        2.04%        1.96%        1.76%          1.76%
                                                                      =============================================================
                       Expenses ..................................       2.03%        2.04%        1.96%        1.76%          1.76%
                                                                      =============================================================
                       Investment income--net ....................       6.67%        7.42%        9.95%        8.95%          8.07%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ....    $ 6,919      $ 1,756      $ 2,047      $ 2,163      $   2,771
                                                                      =============================================================
                       Portfolio turnover ........................     172.53%       69.77%       75.02%       74.56%         37.04%
                                                                      =============================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           21

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                                 Class I@
The following per share data and ratios have been derived             -------------------------------------------------------------
from information provided in the financial statements.                                For the Year Ended December 31,
                                                                      -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2003         2002          2001         2000        1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ........    $  4.85      $   5.46      $   5.76      $   6.29    $   6.14
                                                                      -------------------------------------------------------------
                       Investment income--net ....................        .44+          .41+          .62           .60         .54
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net .......................       1.24          (.57)         (.31)         (.53)        .15
                                                                      -------------------------------------------------------------
                       Total from investment operations ..........       1.68          (.16)          .31           .07         .69
                                                                      -------------------------------------------------------------
                       Less dividends:
                          Investment income--net .................       (.45)         (.45)         (.61)         (.60)       (.27)
                          Return of capital--net .................         --            --            --            --        (.27)
                                                                      -------------------------------------------------------------
                       Total dividends ...........................       (.45)         (.45)         (.61)         (.60)       (.54)
                                                                      -------------------------------------------------------------
                       Net asset value, end of year ..............    $  6.08      $   4.85      $   5.46      $   5.76    $   6.29
                                                                      =============================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ........      36.10%        (2.65%)        5.43%         1.02%      11.95%
                                                                      =============================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization expenses       1.10%         1.21%         1.13%          .93%        .93%
                                                                      =============================================================
                       Expenses ..................................       1.21%         1.21%         1.13%          .93%        .93%
                                                                      =============================================================
                       Investment income--net ....................       7.68%         8.16%        10.78%         9.77%       8.90%
                                                                      =============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) ....    $49,737      $ 24,267      $ 31,810      $ 36,629    $ 53,515
                                                                      =============================================================
                       Portfolio turnover ........................     172.53%        69.77%        75.02%        74.56%      37.04%
                                                                      =============================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


22        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments (and foreign currency transactions) are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           23

[LOGO] Merrill Lynch Investment Managers

(b) Repurchase agreements -- The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.


24        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Custodian bank -- The Fund recorded an amount payable to the custodian bank which resulted from management estimates of available cash.

(j) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $79,894,220 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, $152,291 have been reclassified between paid-in capital in excess of par and undistributed investment income and $2,565,378 have been reclassified between accumulated net realized capital losses and undistributed investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Ltd. ("MLAM U.K."), an affiliate of FAM, pursuant to which FAM pays MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K., but in no event in excess of the amount that FAM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account            Distribution
                                              Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................           .25%                 --
Class B ................................           .25%                .50%
Class C ................................           .25%                .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 7,324               $40,683
Class I ............................               $   458               $ 1,854
--------------------------------------------------------------------------------

For the year ended December 31, 2003, MLPF&S received contingent deferred sales charges of $25,113 and $1,045 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $230 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $406 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2003, the Fund reimbursed FAM $3,031 for certain accounting services.


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           25

[LOGO] Merrill Lynch Investment Managers

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, MLAM U.K., PSI, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $231,994,852 and $230,113,228, respectively.

Net realized gains (losses) for the year ended December 31, 2003 and unrealized gains as of December 31, 2003 were as follows:

-------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)        Gains
-------------------------------------------------------------------------------
Investments:
  Long-term ..............................      $ (1,015,604)      $  3,634,907
  Foreign capital gain tax ...............           (14,142)                --
                                                -------------------------------
Total investments ........................        (1,029,746)         3,634,907
                                                -------------------------------
Currency transactions:
  Foreign currency transactions ..........         1,561,597            198,588
  Forward foreign exchange
    contracts ............................           (12,338)           322,881
                                                -------------------------------
Total currency transactions ..............         1,549,259            521,469
                                                -------------------------------
Total ....................................      $    519,513       $  4,156,376
                                                ===============================

As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $4,155,288, of which $12,321,688 related to appreciated securities and $8,166,400 related to depreciated securities. The aggregate cost of investments at December 31, 2003 for Federal income tax purposes was $149,834,679.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $26,030,984 and $(24,041,806) for the years ended December 31, 2003 and December 31, 2002, respectively.

Transactions in shares of capital for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2003+                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           942,438       $  5,188,321
Automatic conversion of shares ...........         3,266,932         17,938,587
Shares issued resulting from
  reorganization .........................           571,143          2,841,375
Shares issued to shareholders in
  reinvestment of dividends ..............           379,966          2,079,238
                                                -------------------------------
Total issued .............................         5,160,479         28,047,521
Shares redeemed ..........................        (2,269,898)       (12,373,875)
                                                -------------------------------
Net increase .............................         2,890,581       $ 15,673,646
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2002+                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           103,231       $    524,953
Automatic conversion of shares ...........         7,442,924         35,849,936
Shares issued to shareholders
  in reinvestment of dividends ...........           260,217          1,245,642
                                                -------------------------------
Total issued .............................         7,806,372         37,620,531
Shares redeemed ..........................        (1,341,066)        (6,534,452)
                                                -------------------------------
Net increase .............................         6,465,306       $ 31,086,079
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 2003                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,020,950       $  5,572,542
Shares issued resulting from
  reorganization .........................         2,229,775         11,090,278
Shares issued to shareholders in
  reinvestment of dividends ..............           199,230          1,076,383
                                                -------------------------------
Total issued .............................         3,449,955         17,739,203
Automatic conversion of shares ...........        (3,268,937)       (17,938,587)
Shares redeemed ..........................        (1,722,811)        (9,379,732)
                                                -------------------------------
Net decrease .............................        (1,541,793)      $ (9,579,116)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 2002                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           461,606       $  2,271,879
Shares issued to shareholders in
  reinvestment of dividends ..............           339,537          1,707,828
                                                -------------------------------
Total issued .............................           801,143          3,979,707
Automatic conversion of shares ...........        (7,442,924)       (35,849,936)
Shares redeemed ..........................        (3,754,557)       (19,078,419)
                                                -------------------------------
Net decrease .............................       (10,396,338)      $(50,948,648)
                                                ===============================


26        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 2003                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           725,034       $  4,088,131
Shares issued resulting from
  reorganization .........................           310,243          1,542,263
Shares issued to shareholders in
  reinvestment of dividends ..............            28,660            157,460
                                                -------------------------------
Total issued .............................         1,063,937          5,787,854
Shares redeemed ..........................          (286,291)        (1,620,313)
                                                -------------------------------
Net increase .............................           777,646       $  4,167,541
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 2002                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            78,818       $    402,527
Shares issued to shareholders in
  reinvestment of dividends ..............            16,722             82,076
                                                -------------------------------
Total issued .............................            95,540            484,603
Shares redeemed ..........................          (108,158)          (540,532)
                                                -------------------------------
Net decrease .............................           (12,618)      $    (55,929)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2003+                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,630,390       $ 14,551,131
Shares issued resulting from
  reorganization .........................         3,148,015         15,668,563
Shares issued to shareholders in
  reinvestment of dividends ..............           215,239          1,175,923
                                                -------------------------------
Total issued .............................         5,993,644         31,395,617
Shares redeemed ..........................        (2,813,550)       (15,626,704)
                                                -------------------------------
Net increase .............................         3,180,094       $ 15,768,913
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2002+                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           469,876       $  2,347,357
Shares issued to shareholders in
  reinvestment of dividends ..............           150,606            742,403
                                                -------------------------------
Total issued .............................           620,482          3,089,760
Shares redeemed ..........................        (1,438,374)        (7,213,068)
                                                -------------------------------
Net decrease .............................          (817,892)      $ (4,123,308)
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                 12/31/2003         12/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................      $ 11,048,845       $  9,633,878
                                                -------------------------------
Total taxable distributions ..............      $ 11,048,845       $  9,633,878
                                                ===============================

As of December 31, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $   3,310,739
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................            3,310,739
Capital loss carryforward ..............................         (206,409,636)*
Unrealized gains--net ..................................            4,280,067**
                                                                -------------
Total accumulated losses--net ..........................        $(198,818,830)
                                                                =============

* On December 31, 2003, the Fund had a net capital loss carryforward of $206,409,636, of which $66,595,467 expires in 2006, $89,930,529 expires in
      2007, $20,097,078 expires in 2008, $7,574,253 expires in 2009, $17,836,357 expires in 2010 and $4,375,952 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and book/tax differences in the accrual of income on securities in default.


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           27

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

7. Acquisition Merrill Lynch Emerging Markets Debt Fund, Inc.:

On February 24, 2003, the Fund acquired substantially all of the assets and the liabilities of Merrill Lynch Emerging Markets Debt Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 4,850,795 shares of common stock of Merrill Lynch Emerging Markets Debt Fund, Inc. for 6,259,176 shares of common stock of the Fund. Merrill Lynch Emerging Markets Debt Fund, Inc.'s net assets on that date of $31,142,479, including $1,719,120 of net unrealized appreciation, $52,783 of accumulated net investment loss and $61,502,888 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $133,073,539.

8. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.023873 per Class A Share, $.021995 per Class B Share, $.021854 per Class C Share and $.024773 per Class I Share on January 22, 2004 to shareholders of record on January 22, 2004. In addition, the Fund paid an ordinary income dividend in the amount of $.031214 per Class A Share, $.028456 per Class B Share, $.028259 per Class C Share and $.032527 per Class I Share on February 20, 2004 to shareholders of record on February 20, 2004.


28        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

Independent Auditors' Report

To the Shareholders and Board of Directors of Merrill Lynch World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

Important Tax Information (unaudited)

Of the ordinary income distributions paid by Merrill Lynch World Income Fund, Inc. during the taxable year ended December 31, 2003, 49.68% represents income from foreign sources. There were no foreign withholding taxes associated with this income.

Please retain this information for your records.


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           29

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held with    of Time                                                        Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch Invest-   123 Funds       None
Glenn*      Princeton, NJ  and          present  ment Managers, L.P. ("MLIM")/Fund Asset               160 Portfolios
            08543-9011     Director     and      Management, L.P. ("FAM")--Advised Funds since
            Age: 63                     1998 to  1999; Chairman (Americas Region) of MLIM from
                                        present  2000 to 2002; Executive Vice President of FAM
                                                 and MLIM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to 2002;
                                                 Executive Vice President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") from 1993 to
                                                 2002; President of Princeton Administrators, L.P.
                                                 from 1989 to 2002; Director of Financial Data
                                                 Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director of The China Business Group, Inc. since      39 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from 1996   57 Portfolios
            08543-9095                           to 2003; Chairman of the Board of Berkshire Holding
            Age: 59                              Corporation since 1980; Partner of Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              39 Funds        Kimco Realty
            Princeton, NJ               present  Employee Benefit Assets of the Association of         57 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986 and its
            Age: 68                              Chairman from 1991 to 1992; Member of the Investment
                                                 Advisory Committees of the State of New York Common
                                                 Retirement Fund since 1989; Member of the Investment
                                                 Advisory Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director of Duke
                                                 Management Company since 1992 and Vice Chairman
                                                 thereof since 1998; Director of LaSalle Street Fund
                                                 from 1995 to 2001; Director of Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement System
                                                 since 1998 and Vice Chairman thereof since 2002;
                                                 Director of Montpelier Foundation since 1998 and
                                                 Vice Chairman thereof since 2000; Member of the
                                                 Investment Committee of the Woodberry Forest School
                                                 since 2000; Member of the Investment Committee of
                                                 the National Trust for Historic Preservation since
                                                 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1988 to  John M. Olin Professor of Humanities of New York      39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     57 Portfolios
            08543-9095                           1980; President of Hudson Institute since 1997 and
            Age: 64                              Trustee thereof since 1980; Director of Level
                                                 Playing Field from 2000 to 2003.
------------------------------------------------------------------------------------------------------------------------------------


30        MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003

Officers and Directors (unaudited)(concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held with    of Time                                                        Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Director     1988 to  Harvard Business School, George Gund Professor of     39 Funds        None
Perold      Princeton, NJ               present  Finance and Banking since 2000; Senior Associate      57 Portfolios
            08543-9095                           Dean and Director of Faculty Recruiting since 2001
            Age: 51                              and Finance Area Chair from 1996 to 2001; Sylvan C.
                                                 Coleman Professor of Financial Management from 1993
                                                 to 2000; Director of Genbel Securities Limited and
                                                 Gensec Bank from 1999 to 2003; Director of
                                                 Stockback.com from 2000 to 2002; Director of Sanlam
                                                 Limited from 2001 to 2003; Trustee of Commonfund
                                                 from 1989 to 2001; Director of Sanlam Investment
                                                 Management from 1999 to 2001; Director of
                                                 Bulldogresearch.com from 2000 to 2001; Director of
                                                 Quantec Limited from 1991 to 1999; Director and
                                                 Chairman of the Board of UNX Inc. since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder of Modrall, Sperling, Roehl, Harris &     39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; Director of Cooper's, Inc.     57 Portfolios
Ramo        08543-9095                           since 1999 and Chairman of the Board since 2000;
            Age: 61                              Director of ECMC, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management since 1994; Trustee       39 Funds        None
Salomon,    Princeton, NJ               present  of Commonfund from 1980 to 2001; Director of Rye      57 Portfolios
Jr.         08543-9095                           Country Day School since 2001.
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Advisors (investment adviser)    40 Funds        International
Swensrud    Princeton, NJ               present  since 1996; Principal of Fernwood Associates          58 Portfolios   Mobile Com-
            08543-9095                           (financial consultant) since 1975; Chairman of RPP                    municiations,
            Age: 70                              Corporation since 1978; Director of International                     Inc.
                                                 Mobile Communications, Inc. since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
B. Daniel   P.O. Box 9011  Vice         2002 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM
Evans       Princeton, NJ  President    present  from 1995 to 2000.
            08543-9011
            Age: 59
------------------------------------------------------------------------------------------------------------------------------------
Romualdo    P.O. Box 9011  Vice         2000 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM
Roldan      Princeton, NJ  President    present  from 1998 to 2000.
            08543-9011
            Age: 57
------------------------------------------------------------------------------------------------------------------------------------
Bradley J.  P.O. Box 9011  Secretary    2003 to  Director of MLIM since 2002; Vice President (Legal Advisory) of MLIM from 1999
Lucido      Princeton, NJ               present  to 2002; Attorney since 1995.
            08543-9011
            Age: 37
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


          MERRILL LYNCH WORLD INCOME FUND, INC.   DECEMBER 31, 2003           31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch World Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                 #10788 -- 12/03

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees - 2003 -- $37,000       2002 -- $46,600

         (b) Audit-Related Fees - 2003 -- $0    2002 -- $17,850
                                  The nature of the services include assurance, merger and other related services reasonably related to the performance of the audit of financial statements not include in Audit Fees above.

         (c) Tax Fees - 2003 -- $5,700          2002 -- $5,400
                        The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees - 2003 -- $0        2002 -- $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) N/A

         (g) 2003 -- $18,690,437        2002 -- $17,012,158

         (h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch World Income Fund, Inc.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch World Income Fund, Inc.

        Date: February 23, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch World Income Fund, Inc.

        Date: February 23, 2004


        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch World Income Fund, Inc.

        Date: February 23, 2004